Exhibit 10.08
T. ROWE PRICE GROUP, INC.
AMENDED AND RESTATED
2007 NON-EMPLOYEE DIRECTOR EQUITY PLAN
1) Purpose
T. Rowe Price Group, Inc., a Maryland corporation (the “Company”), maintains the T. Rowe Price Group, Inc. 2007 Non-Employee Director Equity Plan (the “Plan”) for the benefit of Non-Employee Directors of the Company. The Plan is intended to benefit the Company by providing Non-Employee Directors of the Company with a proprietary stake in the Company’s future success and, thereby, aligning their interests with those of the Company’s stockholders. The Plan hereby is amended and restated, as set forth herein, effective as of February 12, 2009, to be known hereafter as the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
The Plan provides for equity grants to Non-Employee Directors which they may choose to receive in the form of stock options, restricted shares, or stock units.
2) Definitions
Under this Plan, except where the context otherwise indicates, the following definitions apply:
     a) “Account” means a bookkeeping reserve account to which Stock Units are credited on behalf of Non-Employee Directors.
     b) “Annual Meeting” means the annual meeting of the stockholders of the Company at which members of the Board are to be elected.
     c) “Award” means a share of Common Stock, Stock Unit, or Option granted under this Plan.
     d) “Board” means the Board of Directors of the Company.
     e) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Code section 409A:
     i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
     ii) A majority of the members of the Company’s Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or

     iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
     f) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
     g) “Common Stock” means the common stock, par value $.20 per share, of the Company.
     h) “Company” means T. Rowe Price Group, Inc., a Maryland corporation.
     i) “Effective Date” means April 12, 2007.
     j) “Election Form” means the form prescribed by the Plan Administrator on which a Non-Employee Director specifies the form in which his or her Initial Director Grant or Periodic Grants are to be granted.
     k) “Fair Market Value” means, with respect to the Common Stock, as of any date:
     i) if the principal market for the Common Stock (as determined by the Plan Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported;
     ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or
     iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Plan Administrator in good faith.
     l) “Incumbent Director” means a person who is a Non-Employee Director immediately before and on the Effective Date.

     m) “Initial Director Grant” means the initial grant of Restricted Shares or Stock Units to a Non-Employee Director pursuant to Section 5(a).
     n) “Initial Plan Year” means the first Plan Year commencing on the Effective Date.
     o) “New Director” means a person who (i) is first elected or appointed as a Non-Employee Director on or after the Effective Date, or (ii) first becomes a Non-Employee Director on or after the Effective Date.
     p) “Non-Employee Director” means a member of the Board who, at the relevant time, is not an employee of the Company or of any direct or indirect subsidiary or affiliate of the Company.
     q) “Option” means a nonstatutory option to purchase shares of Common Stock.
     r) “Periodic Grant” means the grant of Options, Restricted Shares or Stock Units to a Non-Employee Director pursuant to Section 5(b).
     s) “Plan” means this T. Rowe Price Group, Inc. 2007 Non-Employee Director Equity Plan, as amended from time to time.
     t) “Plan Administrator” means the Nominating and Corporate Governance Committee of the Board.
     u) “Plan Share Reserve” means the maximum number of shares of Common Stock that may be issued with respect to Awards granted under the Plan.
     v) “Plan Year” shall be the twelve-month period coinciding with the calendar year; provided, however, that the first Plan Year shall be a shorter period commencing on the Effective Date and ending on December 31, 2007.
     w) “Restricted Shares” means shares of Common Stock that, upon issuance, are nontransferable and subject to forfeiture for a specified period.
     x) “Stock Unit” means a share equivalent credited to a Non-Employee’s Account and which represents the Company’s unfunded promise to deliver one share of Common Stock upon a specified future event or date.
     y) “Termination Date” means the date on which a Non-Employee Director ceases to serve as a member of the Board and has otherwise incurred a “separation from service” within the meaning of Code section 409A.

3) Administration
The Plan Administrator shall have full authority to administer the Plan. This authority includes, without limitation, authority (i) to interpret and construe any provision of the Plan and the terms of any Award granted under it, (ii) to modify in its discretion the number, timing and/or terms of Awards to be granted pursuant to Section 5 of the Plan without requiring stockholder approval thereof, and (iii) in general, to make all other determinations advisable for the administration of the Plan to achieve its stated purpose. This authority also includes the authority, as the Plan Administrator may deem necessary or advisable, to adopt such rules, regulations, agreements, guidelines and instruments for administering the Plan and for conducting the Plan Administrator’s business. A majority of the members of the Plan Administrator shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting at which a quorum is present shall decide any question brought before that meeting. In lieu of a meeting, the Plan Administrator may take action by unanimous written consent. Decisions of the Plan Administrator shall be final and binding on all parties. The Plan Administrator shall have the power to delegate all or any of its non-discretionary duties to one or more designees. To the maximum extent permitted by law, no member of the Plan Administrator or its designees shall be liable for any action taken or decision made in good faith relating to the Plan or any Award. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Plan Administrator and its designees shall be indemnified by the Company in respect of all their activities under the Plan.
4) Stock Reserved for the Plan
     a) Plan Share Reserve. Subject to the following provisions of this Section 4 and adjustments as provided in Section 8 of the Plan, the Plan Share Reserve shall be equal to 750,000 shares of Common Stock.
     b) Adjustments to Plan Share Reserve. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Award shall thereafter be available for further Awards under the Plan.
     c) Share Accounting. Any shares of Common Stock subject to Options granted under the Plan shall be counted against the Plan Share Reserve set forth in Section 4(a) as one share of Common Stock for every one share subject to such Award. Any shares of Common Stock subject to Awards other than Options shall be counted against the Plan Share Reserve set forth in Section 4(a) as three and one-third shares of Common Stock for every one share subject to such Award.
     d) Source of Shares. The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be granted or subject to Awards hereunder. The source of the shares of Common Stock issued pursuant to this Plan may be, in the discretion of the Board or the Plan Administrator, authorized and unissued shares, shares purchased on the open market, or shares derived from any other proper source. In the absence of any specific determination by the Board or the Plan Administrator, the source shall be authorized and unissued shares.

5) Grants of Equity Awards
     a) Initial Director Grant. Each person first elected or appointed as a Non-Employee Director on or after the Effective Date, shall be granted, as of the close of business on the date of the first regular meeting of the Board held on or after the date of such Non-Employee Director’s election or appointment, an Initial Director Grant of 4,000 Restricted Shares or 4,000 Stock Units, in such form as the Non-Employee Director shall have elected pursuant to Section 7. Notwithstanding the foregoing sentence, a person who was an employee of the Company or any of its subsidiaries or affiliates at any time within three years before becoming a Non-Employee Director shall not be entitled to receive an Initial Director Grant.
     b) Periodic Grants. Each Non-Employee Director shall be granted, as of the close of business on the third business day following the earnings release for the first and third fiscal quarter of each year, in such form as the Non-Employee Director shall have elected pursuant to Section 7, an Award of 4,000 Options, 1,200 Restricted Shares, or 1,200 Stock Units.
     c) Non-duplication of Grants. Notwithstanding the provisions of Section 5(b) above, Periodic Grants will not be granted to a Non-Employee Director during the calendar year in which the Non-Employee Director receives his or her Initial Director Grant.
     d) Grant Eligibility. No individual shall be granted an Award under this Plan unless such individual is a Non-Employee Director on the applicable grant date.
     e) Modification of Awards. The Plan Administrator in its discretion may modify the number and/or timing of the Awards to be granted pursuant to the provisions of Sections 5(a) and 5(b) above without stockholder approval.
6) Terms of Awards
     a) Terms of Options. Each Option granted under this Plan on or after February 12, 2009, shall:
     i) have an exercise price for each share subject thereto equal to the Fair Market Value of the Common Stock on the grant date;
     ii) be unvested and not be exercisable as to any shares when granted and, subject to the provisions of Section 8(b)(ii), shall (A) if granted as an Initial Director Grant, become vested and exercisable in full as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested and exercisable in full as of the close of business on the earliest of the Non-Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(a)(ii) the holder is a member of the Board on the applicable vesting date;

     iii) terminate and no longer be exercisable, to the extent unvested, when the Non-Employee Director ceases to be a member of the Board for any reason other than death, and to the extent vested, on the earlier to occur of the expiration of ten years after the grant date of such Option or five years after the Non-Employee Director ceases to be a member of the Board for any reason; and
     iv) provide for payment of the exercise price via cash, check, or tender of shares of Common Stock, by way of a broker-assisted cashless exercise in accordance with procedures established by the Plan Administrator, or any combination thereof.
Options granted under this Plan are not transferable by the Non-Employee Director otherwise than by will or the laws of descent and distribution and are exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director; except that with the consent of the Plan Administrator, Options may be transferred to a family member or a trust, partnership or the like for the benefit of the Non-Employee Director or such family members. No assignment or transfer of an Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will, the laws of descent and distribution or by consent of the Plan Administrator, shall vest in the assignee or transferee any interest or right therein whatsoever, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect. No Option holder shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date a stock certificate or certificates representing such shares is issued or such other evidence of issuance of the shares to the person is entered on the records of the Company. Except as provided in Section 8, no adjustment for dividends or otherwise shall be made if the record date is prior to the date of issuance of the shares of Common Stock purchased pursuant to exercise of the Option.
     b) Terms of Restricted Shares. All Restricted Shares granted under this Plan on or after February 12, 2009, shall:
     i) be unvested and forfeitable upon grant and shall not be transferable or subject in any manner to anticipation, alienation, sale, exchange, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or puts and calls prior to becoming vested in full;
     ii) subject to the provisions of Section 8(b)(ii), (A) if granted as an Initial Director Grant, become vested in full, no longer subject to risk of forfeiture and transferable (subject to any restrictions imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company) as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested in full, no longer subject to risk of forfeiture and transferable (subject to any restrictions imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company) as of the close of business on the earliest of the Non-Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(b)(ii) the holder is a member of the Board on the applicable vesting date; and

     iii) entitle the holder to all the rights of a stockholder, including voting and rights to receive dividends and distributions with respect to such shares, but shall be subject to transfer restrictions until vested.
If the Non-Employee Director ceases to be a member of the Board for any reason other than death, all unvested Restricted Shares will be forfeited to the Company upon such cessation without any consideration paid therefor. The Non-Employee Director will be reflected on the Company’s books as the owner of record of the shares of Common Stock represented by the Restricted Shares as of the grant date. The Company will retain the shares in uncertificated book entry form with a notation as to their nontransferability, until the Restricted Shares become vested and nonforfeitable. As soon as practicable after vesting of the Restricted Shares, the Company will remove any notation of nontransferability of the shares on its books and, unless requested to deliver a share certificate to the Non-Employee Director, or to deliver shares electronically or in certificate form to the Non-Employee Director’s designated broker on the director’s behalf, for such vested shares, the Company will retain the shares in uncertificated book entry form. All regular cash dividends payable with respect to the Restricted Shares will be paid directly to the Non-Employee Director on the applicable dividend payment dates, notwithstanding that the shares are then unvested.
     c) Terms of Stock Units. All Stock Units granted under this Plan on or after February 12, 2009, shall:
     i) be unvested and subject to risk of forfeiture when granted and, subject to the provisions of Section 8(b)(ii), shall (A) if granted as an Initial Director Grant, become vested in full and no longer subject to risk of forfeiture as of the close of business on the earlier of the Non-Employee Director’s date of death or the first anniversary of the grant date, and (B) if granted as a Periodic Grant, become vested in full as of the close of business on the earliest of the Non-Employee Director’s date of death, the first anniversary of the grant date, or the day immediately prior to the Annual Meeting that occurs in the next calendar year following the year in which the grant date occurs, provided that in the case of subclause (A) or (B) of this Section 6(c)(i) the holder is a member of the Board on the applicable vesting date;
     ii) at all times be nontransferable and not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment, or in any other manner made subject to a hedge transaction or puts and calls; and
     iii) be settled in shares of Common Stock, to the extent vested, upon the Non-Employee Director’s Termination Date, unless the Non-Employee director is a “specified employee” (as defined under Code section 409A and determined in good faith by the Plan Administrator). If a Non-Employee Director is a “specified employee” on the Termination Date, the restricted stock units to be settled on account of the occurrence of that Termination Date will be settled within 15 days after the end of the six-month period beginning on that Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of the estate after the Non-Employee Director’s death.

If the Non-Employee Director ceases to be a member of the Board for any reason other than death, all unvested Stock Units will be forfeited upon such cessation without any consideration paid therefor. Upon settlement, the Company shall issue to the unit holder, or the unit holder’s estate as applicable, a number of shares of Common Stock equal to the number of whole, vested Stock Units then credited to the unit holder’s Account; any fractional Stock Units will be settled in cash. The grant of a Stock Unit shall not entitle the unit holder to voting or other rights as a stockholder until shares of Common Stock are issued to the unit holder upon settlement. If the Company declares a cash dividend payable to the holders of its Common Stock, then, on the dividend payment date, each unit holder who has Stock Units credited to an Account on the record date for such dividend will be credited with dividend equivalents in the form of additional, vested Stock Units. The number of Stock Units to be credited shall be equal to the quotient determined by dividing (a) by (b), where (a) is the product of (i) the cash dividend payable per share of Common Stock, multiplied by (ii) the number of whole Stock Units credited to the unit holder’s Account as of the record date, and (b) is the Fair Market Value of a share of Common Stock on the dividend payment date. The Plan Administrator shall determine, in its discretion, whether to credit fractional units to the Account, eliminate fractional units, or pay out fractional units in cash to the unit holder on the dividend payment date. If the unit holder’s Stock Units have been settled after the record date but prior to the dividend payment date, any Stock Units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date.
     d) Award Agreement. Each Award granted under this Plan shall be evidenced by an agreement, in a form approved by the Plan Administrator, which shall be subject to the terms and conditions of the Plan.
7) Election Procedures
     a) Election Timing Rules. Each Non-Employee Director shall elect the form in which he or she will be granted Awards under the Plan by filing with the treasurer of the Company an Election Form in accordance with the following rules:
     i) Initial Plan Elections. For the Initial Plan Year, Incumbent Directors must file an Election Form prior to or within 14 days after the Effective Date. Such elections shall apply to Awards that are scheduled to be granted, under the terms of Section 5, after the written notice is received by the treasurer of the Company.
     ii) Elections by New Directors. Each New Director must file an Election Form prior to or within 14 days after becoming a Non-Employee Director. Such election shall apply to Awards that are scheduled to be granted, under the terms of Section 5, after the written notice is received by the treasurer of the Company.

     iii) Modification of Elections. Election Forms will remain in effect from year to year unless modified prospectively by the Non-Employee Director for a subsequent Plan Year. A Non-Employee Director may modify an existing Election Form for any subsequent Plan Year by filing a new Election Form with the treasurer of the Company by December 31st of the year preceding the Plan Year for which the modification is to become effective. A Non-Employee Director may not modify an Election Form with respect to Awards to be granted during a Plan Year after the Plan Year has commenced.
     b) Default Election. If a Non-Employee Director does not have a valid Election Form in effect at the relevant time, the Non-Employee Director’s Award shall be made in the form of Stock Units.
8) Adjustments for Corporate Transactions and Other Events
     a) Capital Adjustments. The Plan Share Reserve, the number of shares covered by each outstanding Award or reflected in the Accounts, the exercise price per share of each outstanding Option, and the number of Awards to be granted pursuant to Section 5 shall all be proportionately adjusted automatically for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company. In the case of other changes in the Company’s capitalization, adjustments shall be made to reflect the transaction as determined by the Plan Administrator to be necessary or appropriate. The Plan Administrator shall determine the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the adjustments to be made under this Section 8(a), which treatment may include the cancellation of fractional shares without payment therefor. The Plan Administrator will make the adjustments and determinations under this Section 8(a), and its determination will be final, binding and conclusive.
     b) Merger, Consolidation, or Other Events.
     i) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 8(a), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Plan Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to the Awards.
     ii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, (A) all outstanding Awards will become fully vested immediately before and contingent upon the Change in Control; (B) all outstanding Options not exercised prior to or upon the Change in Control will terminate at the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation, assumption or settlement of such Options by, or for the substitution of equivalent options of, the surviving or successor entity or a parent thereof; and (C) all Stock Units credited to Accounts as of the Change in Control will be settled in shares or in cash at the discretion of the Board upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs.

     iii) Other. In the event of a change in the Company’s Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.
9) Amendment, Modification and Termination of the Plan
The Board may amend, modify, or terminate this Plan at any time and from time to time; provided, however, that without the degree of stockholder approval required by the Company’s charter or bylaws, applicable law, or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded, the Board may not: (a) increase the number of shares of Common Stock that may be issued under this Plan, (b) modify the share accounting provisions set forth in Section 4(c) of the Plan, or (c) modify the requirements as to eligibility for participation in this Plan. No amendment, modification, or termination of the Plan shall adversely affect the rights of a holder of an Award without the written consent of the holder. In the event that the Plan is terminated, the Company will continue to maintain the Accounts and settle Stock Units credited thereto only in accordance with the provisions of Code section 409A. Notwithstanding anything herein to the contrary, the Plan Administrator is authorized to amend the Plan in such manner as it may determine to be necessary or desirable to ensure the Plan’s compliance with Section 409A of the Code or other applicable law or the rules and regulations of any exchange or trading market on which the Company’s securities are then traded.
10) Claims Procedure
     a) Named Fiduciary. The Plan Administrator shall be the named fiduciary for purposes of this claims procedure.
     b) Initial Claims. If a Non-Employee Director or other person does not receive timely payment of any benefits which he or she believes are due and payable under the Plan, the claimant of such benefit must file a written claim with the Plan Administrator within 60 days from the date payment or delivery is refused. The Plan Administrator shall review the written claim and, if the claim is denied in whole or in part, shall provide, in writing and within 90 days of receipt of such claim, the specific reasons for such denial and reference to the provisions of this Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the steps to be taken by the claimant if a further review of the claim denial is desired.

     c) Appeals. If the claimant desires a second review, he or she shall notify the Plan Administrator in writing within 60 days of the first claim denial. The claimant may review the Plan or any documents relating thereto and submit any written issues and comments he or she may feel appropriate. In its discretion, the Plan Administrator shall then review the second claim and provide a written decision within 60 days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan upon which the decision is based.
11) Compliance With Laws And Regulations
The Plan, the grant of Awards, and the obligation of the Company to issue and deliver shares of Common Stock upon the exercise of Options, grant of Restricted Shares, or settlement of Stock Units shall be subject to all applicable foreign, federal and state laws, rules, and regulations and to such approvals by such governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue any shares of Common Stock upon the exercise of Options, grant of Restricted Shares, or settlement of Stock Units if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority or national securities exchange. Each Award granted under this Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (a) the listing, registration or qualification of the shares subject thereto on any securities exchange or trading market or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (b) the consent or approval of any governmental regulatory body, or (c) the making of investment or other representations are necessary or desirable in connection with the issue or purchase of shares subject thereto, no shares of Common Stock may be issued upon grant, settlement, or exercise of any Award unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Plan Administrator. Any determination in this connection by the Plan Administrator shall be final, binding, and conclusive.
12) Miscellaneous
     a) Non-Guarantee of Service. Nothing in the Plan or in any agreement evidencing an Award, nor any action taken pursuant to the Plan, shall confer any right on an individual to continue in the service of the Company as a Non-Employee Director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, or as limiting, interfering with or otherwise affecting the provisions of the Company’s charter, by-laws or the Maryland General Corporation Law relating to the removal of directors.
     b) Unfunded Status of Plan. The Plan, with respect to Stock Units credited to Accounts, is intended to constitute and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan for a select group of directors under the Employee Retirement Income Security Act of 1974, as amended. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Non-Employee Director or any other person. To the extent that any Non-Employee Director or other person acquires a right to receive payments from the Company pursuant to the Plan or any Award made under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     c) Governing Law. The validity, construction and effect of the Plan, of Award agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Plan Administrator relating to the Plan or such Award agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.
     d) Effect on Other Plans. On and after the Effective Date of this Plan, no further stock options shall be granted to Non-Employee Directors under the Company’s 1998 Director Stock Option Plan.
     e) Effective Date and Expiration Date. The Plan became effective on April 12, 2007, which is the date on which it was approved by the stockholders of the Company. No Award shall be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
     f) 409A Savings Clause. It is intended that the Plan comply with Section 409A of the Code. The Plan shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Plan be found not to comply with the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Plan Administrator and without requiring consent of any Award holder, in such manner as the Plan Administrator determines to be necessary or appropriate to comply with Section 409A of the Code.
{end of document}

T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING AWARDS OF RESTRICTED STOCK UNITS
AS AN INITIAL GRANT TO NON-EMPLOYEE DIRECTORS

     This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units as an Initial Grant to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock units, the specifics of which are described on the “Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock units. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting. All of the restricted stock units are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the restricted stock units. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the restricted stock units will vest in full and become nonforfeitable as of the close of business upon the earliest of the following: (a) one year after the date of award, (b) your death, or (c) immediately before and contingent upon the occurrence of a Change in Control. With the exception of your Service terminating as a result of your death, none of the restricted stock units will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee.
     3. Termination of Service. If your Service ceases for any reason other than death, all restricted stock units that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation without payment of any consideration.
     4. Restrictions on Transfer. Restricted stock units may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, except by will or the laws of descent and distribution, and restricted stock units may not be made subject to execution, attachment or similar process or in any other manner be made subject to a hedge transaction or puts and calls.
     5. Dividend Equivalent Payments. On each dividend payment date for each cash dividend payable with respect to T. Rowe Price Group common stock, the Company will credit a bookkeeping account in your name with dividend equivalents in the form of additional, vested restricted stock units. The number of restricted stock units to be credited shall equal the quotient, rounded to three decimal places, determined by dividing (a) by (b), where (a) is the product of (i) the cash dividend payable per share of T. Rowe Price Group common stock, multiplied by (ii) the number of restricted stock units credited to your account as of the record date, and (b) is the Fair Market Value of a share of T. Rowe Price Group common stock on the dividend payment date. If your vested restricted stock units have been settled after the record date but prior to the dividend payment date, any restricted stock units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date. Nothing herein shall preclude the Committee from exercising its discretion under the Plan to determine whether to eliminate fractional units or credit fractional units to accounts, and the manner in which fractional units will be credited.

     6. Settlement of Units. Except as provided below, your restricted stock units, to the extent vested, will be settled automatically, via the issuance of T. Rowe Price Group common stock as described herein, as soon as practicable, but in all events within 30 days, after your Termination Date. You are not required to make any monetary payment as a condition to settlement of the restricted stock units. The Company will issue to you, in settlement of your restricted stock units, the number of whole shares of T. Rowe Price Group common stock that equals the number of whole vested restricted stock units credited to your account under the Plan as of your Termination Date, and the vested restricted stock units will cease to be outstanding upon the issuance of those shares. Any vested fractional restricted stock units will be settled in cash. Upon issuance of the settlement shares, unless you request the Company to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form. Notwithstanding the foregoing, all restricted stock units credited to your account as of a Change in Control will be settled in shares or in cash at the discretion of the Board of Directors upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs.
     7. Adjustments for Corporate Transactions and Other Events.
          (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the number of outstanding restricted stock units shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional restricted stock units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
          (b) Merger, Consolidation and Other Events. If the Company shall be the surviving or resulting corporation in any merger or consolidation and the T. Rowe Price Group common stock shall be converted into or exchanged for other securities, the restricted stock units shall pertain to and apply to the securities to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled, in the same manner and to the same extent as the restricted stock units.

     8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with the Company’s charter or bylaws.
     9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to dividend equivalent payments, neither you nor any other person claiming through you shall have any rights with respect to any shares of T. Rowe Price Group common stock subject to the restricted stock units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.
     10. The Company’s Rights. The existence of the restricted stock units will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     12. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the restricted stock units, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the restricted stock units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the restricted stock units awarded hereunder shall be void and ineffective for all purposes.
     14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted stock units pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms or the 409A savings clause provisions of Section 18 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to make payments and issue shares of T. Rowe Price Group common stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the award of restricted stock units. Any cash payment due under this Agreement with respect to dividend equivalent payments under Section 5 hereof will be paid from the general assets of the Company and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of the Company.
     17. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     18. 409A Savings Clause. This Agreement and the restricted stock units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the restricted stock units shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Agreement or the restricted stock units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, to the extent possible it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The preceding provisions shall not be construed as a guarantee by the Company of any particular tax effect of the restricted stock units. Notwithstanding the provisions of Section 6 of these Terms, if you are a “specified employee” (as defined under Section 409A of the Code and determined in good faith by the Committee) when your Termination Date occurs and your restricted stock units are to be settled on account of the occurrence of such Termination Date, settlement of your restricted stock units will be made within 15 days after the end of the six-month period beginning on your Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of your estate following your death.

     19. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
          (a) “Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
          (b) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Code section 409A:
               (i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
               (ii) A majority of the members of the Company’s Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or
               (iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
          (c) “Code” means the Internal Revenue Code of 1986, as amended.
          (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc.
          (e) “Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
          (f) “Fair Market Value” means, with respect to shares of T. Rowe Price Group common stock, as of any date:
          (i) if the principal market for shares of T. Rowe Price Group common stock (as determined by the Committee if shares of T. Rowe Price Group common stock are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of T. Rowe Price Group common stock for the regular market session on that date on the principal exchange or market on which shares of T. Rowe Price Group common stock are then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported;
          (ii) if the principal market for shares of T. Rowe Price Group common stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for shares of T. Rowe Price Group common stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or

          (iii) if shares of T. Rowe Price Group common stock are neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Committee in good faith.
          (g) “Notice” means the Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement which correlates with these Terms and sets forth the specifics of the applicable award of restricted stock units.
          (h) “Plan” means the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
          (i) “Service” means your service as a member of the Board of Directors of the Company.
          (j) “Termination Date” means the date on which you cease to serve as a member of the Board of Directors and have otherwise incurred a “separation from service” within the meaning of Section 409A of the Code.
          (k) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units as an Initial Grant to Non-Employee Directors.
          (l) “You”; “Your”. You means the recipient of the restricted stock units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the restricted stock units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING AWARDS OF RESTRICTED STOCK
AS AN INITIAL GRANT TO NON-EMPLOYEE DIRECTORS

     This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock as an Initial Grant to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock, the specifics of which are described on the “Notice of Award of Restricted Stock and Restricted Stock Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting. All of the Award Shares are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Award Shares. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Award Shares will vest in full and become nonforfeitable as of the close of business upon the earliest of the following: (a) one year after the date of award, (b) your death, or (c) immediately before and contingent upon the occurrence of a Change in Control. With the exception of your Service terminating as a result of your death, none of the Award Shares will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee.
     3. Termination of Service. If your Service ceases for any reason other than death, all Award Shares that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation for no consideration. Upon the request of the Committee, you must deliver to the Company a stock power, endorsed in blank, with respect to any Award Shares that have been forfeited pursuant to this Agreement.
     4. Restrictions on Transfer.
          (a) Until an Award Share becomes vested and nonforfeitable, it may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be made subject to execution, attachment or similar process. Likewise, while nonvested and forfeitable, an Award Share shall not in any other manner be made subject to a hedge transaction or puts and calls. Notwithstanding the foregoing, after an Award Share becomes vested and nonforfeitable, it shall be subject to any restrictions on transfer imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company.

          (b) The Company shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement.
     5. Stock Certificates. You are reflected as the owner of record of the Award Shares as of the date of award on the Company’s books. The Company will retain the Award Shares in uncertificated book entry form until the Award Shares become vested and nonforfeitable. All regular cash dividends on the Award Shares held by the Company will be paid directly to you on the dividend payment date. As soon as practicable after vesting of the Award Shares, the Company will remove any notation of nontransferability of the shares on its books and, unless you request the Company to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form.
     6. Tax Election. The Company recommends that you seek independent tax advice from your own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended. Any such election, if made, must be made within 30 days of the date of award. You are solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to the Company.
     7. Adjustments for Corporate Transactions and Other Events.
          (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the Award Shares shall, without further action of the Committee, be adjusted to reflect such event. No fractional Award Shares will result from any such adjustments.
          (b) Binding Nature of Agreement. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by you in exchange for, or by virtue of your ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution, other reclassification of the T. Rowe Price Group common stock, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares.
     8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with the Company’s charter or bylaws.

     9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to the nonvested and forfeitable Award Shares, you are entitled to all rights of a stockholder of the Company, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares.
     10. The Company’s Rights. The existence of the Award Shares will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     12. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the Award Shares, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Award Shares awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Award Shares awarded hereunder shall be void and ineffective for all purposes.
     14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     17. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
          (a) “Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
          (b) “Award Shares” means the shares of T. Rowe Price Group common stock awarded to you as set forth on the Notice.
          (c) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended:
               (i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
               (ii) A majority of the members of the Company’s Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or
               (iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
          (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc.
          (e) “Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
          (f) “Notice” means the Notice of Award of Restricted Stock and Restricted Stock Agreement which correlates with these Terms and sets forth the specifics of the applicable restricted stock award.
          (g) “Plan” means the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
          (h) “Service” means your service as a member of the Board of Directors of the Company.
          (i) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock as an Initial Grant to Non-Employee Directors.

          (j) “You”; “Your”. You means the recipient of the Award Shares as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Award Shares may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING NON-EMPLOYEE DIRECTOR OPTION GRANTS

     This Statement of Additional Terms and Conditions Regarding Non-Employee Director Option Grants (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your grant of a non-qualified stock option, the specifics of which are described on the “Notice of Grant of Stock Options and Option Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan and the Notice, together, constitute a binding and enforceable contract respecting your grant of a nonqualified stock option. That contract is referred to in this document as the “Agreement”.
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Stock Option Exercise Rights.
          (a) So long as your Service is continuous from the date of grant until the applicable date upon which exercisability is to occur, your stock option will become exercisable in full upon the earliest of the following: (i) one year after the date of grant, (ii) the day immediately prior to the annual meeting of stockholders of the Company at which members of the Board of Directors are to be elected that occurs in the next calendar year following the year in which the date of grant occurs, (iii) your death, or (iv) immediately before and contingent upon the occurrence of a Change in Control.
          (b) Once it has become exercisable, your stock option may be exercised by you, in whole or in part, at any time before the stock option expires or is otherwise terminated.
          (c) No less than 100 shares of T. Rowe Price Group common stock may be purchased upon any one exercise of the stock option unless the number of shares purchased at such time is the total number of shares in respect of which the stock option is then exercisable.
          (d) In no event will the stock option be exercisable for a fractional share.
     3. Method of Exercising Option and Payment of Purchase Price.
          (a) To exercise the stock option, you must deliver to the Company, from time to time, on any business day after the stock option has become exercisable and before it expires or otherwise terminates, an Exercise Notice specifying the number of shares you then desire to purchase and pay the aggregate purchase price for the shares specified in the Exercise Notice. The purchase price may be paid:

          (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the aggregate purchase price for the number of shares specified in the Exercise Notice, such payment to be delivered with the Exercise Notice;
          (ii) by tender of shares of T. Rowe Price Group common stock with a value (determined in accordance with Section 3(c)) equal to or less than the aggregate purchase price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate purchase price exceeds the value of such shares of T. Rowe Price Group common stock (determined in accordance with Section 3(c));
          (iii) by broker-assisted cashless exercise in accordance with procedures satisfactory to the Committee; or
          (iv) by a combination of these methods.
In the case of payment in shares of T. Rowe Price Group common stock, such payment must be made by no later than the end of the first business day after the Exercise Date, by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company, and in each case coupled with payment of any additional amount in cash or in one of the specified forms of acceptable cash equivalents for the balance of the aggregate purchase price.
          (b) Within three business days after the Exercise Date and subject to the receipt of the aggregate purchase price, the Company will issue to you the number of shares of T. Rowe Price Group common stock with respect to which the stock option shall be so exercised. Unless and until you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares that you purchased through exercise of the stock option in uncertificated book entry form.
          (c) For purposes of Section 3(a), the value of shares of T. Rowe Price Group common stock tendered to exercise the stock option will be the official closing price per share of T. Rowe Price Group common stock for the regular market session on the Exercise Date on the principal exchange or market on which shares of T. Rowe Price Group common stock are then listed or admitted to trading, or, if no trades occurred on the Exercise Date, on the most recent preceding date for which an actual transaction in shares of T. Rowe Price Group common stock was reported. If the T. Rowe Price Group common stock is not then quoted on any recognized securities market, the value of the tendered shares shall be determined by the Committee in accordance with the Plan.
          (d) There are no provisions in this Agreement for the granting of a replenishment option with respect to any shares of T. Rowe Price Group common stock tendered upon the exercise of the stock option.
     4. Termination. Your stock option, to the extent not yet exercisable, shall terminate and be of no further force or effect when your Service ceases for any reason other than death. Your stock option, to the extent exercisable but not yet exercised, shall terminate and be of no further force or effect on the earlier to occur of (a) the expiration date set forth in the Notice or (b) the expiration of five years after your Service ceases for any reason.

     5. Restrictions on Transfer. Only you may exercise your stock option during your lifetime and your stock option may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and your stock option shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, with the consent of the Committee, you may transfer your stock option to a family member or a trust, partnership or the like for your benefit or the benefit of such family members; provided, however, that the term “family member” shall not include an ex-spouse and no transfers may be made pursuant to any divorce or separation proceedings or settlements. No assignment or transfer of your stock option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as provided for under the immediately preceding sentence, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer your stock option, it shall terminate and be of no force or effect.
     6. Adjustments for Corporate Transactions and Other Events.
          (a) Recapitalization. The shares with respect to which this stock option is granted are shares of T. Rowe Price Group common stock as constituted on the date of grant, but if, and whenever, prior to the delivery by the Company of all of the shares of T. Rowe Price Group common stock with respect to which this stock option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of T. Rowe Price Group common stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of any increase in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately increased (except that any fraction of a share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately reduced, and (ii) in the event of a reduction in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately reduced (except that any fraction of a share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately increased. In the case of other changes in the Company’s capitalization, adjustments shall be made to reflect the transaction as determined by the Committee to be necessary or appropriate. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
          (b) Merger, Consolidation, or Other Events.
          (i) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 6(a), in the event of any change affecting T. Rowe Price Group common stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Committee, in its discretion and without your consent, may make adjustments in your outstanding stock option, including but not limited to modifying the number, kind and price of securities subject to the stock option.

          (ii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, all of your outstanding stock options not exercised prior to or upon the Change in Control will terminate at the effective time of such Change in Control and be of no force and effect unless provision is made in connection with the transaction for the continuation, assumption or settlement of such stock options by, or for the substitution of equivalent options of, the surviving or successor entity or a parent thereof.
     7. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with the Company’s charter or bylaws.
     8. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the shares of T. Rowe Price Group common stock subject to the stock option until such shares have been issued to you upon the due exercise of the stock option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued to you.
     9. The Company’s Rights. The existence of this stock option will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     10. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     11. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the stock option, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     12. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the stock option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the stock option granted hereunder shall be void and ineffective for all purposes.
     13. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company will give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.
     14. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 13 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     15. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     16. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     17. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
     18. Nonqualified Nature of the Options. The stock option granted under this Agreement shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.
{Glossary begins on next page}

GLOSSARY
          (a) “Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
          (b) “Agreement” means the contract consisting of the Notice, the Terms and the Plan.
          (c) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended:
               (i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
               (ii) A majority of the members of the Company’s Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board prior to the initiation of the replacement; or
               (iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
          (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc.
          (e) “Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
          (f) “Exercise Date” means the business day upon which you deliver to the Company the Exercise Notice and payment of the aggregate purchase price for the shares specified therein in accordance with the requirements of Section 3(a); provided that all of the conditions of the Agreement are satisfied.
          (g) “Exercise Notice” means the written notice, in such form as may be required from time to time by the Committee, specifying the number of shares you desire to purchase under the stock option.
          (h) “Notice” means the Notice of Grant of Stock Options and Option Agreement which correlates with these Terms and sets forth the specifics of the applicable stock option grant.

          (i) “Plan” means the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
          (j) “Service” means your service as a member of the Board of Directors of the Company.
          (k) “Terms” mean this Statement of Additional Terms and Conditions Regarding Non-Employee Director Option Grants.
          (l) “You”; “Your”. You means the recipient of the stock option as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative or beneficiary to whom the stock option may be transferred by will or by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING AWARDS OF RESTRICTED STOCK
TO NON-EMPLOYEE DIRECTORS

     This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock, the specifics of which are described on the “Notice of Award of Restricted Stock and Restricted Stock Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting. All of the Award Shares are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Award Shares. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the Award Shares will vest in full and become nonforfeitable as of the close of business upon the earliest of the following: (a) one year after the date of award, (b) the day immediately prior to the annual meeting of stockholders of the Company at which members of the Board of Directors are to be elected that occurs in the next calendar year following the year in which the date of award occurs, (c) your death, or (d) immediately before and contingent upon the occurrence of a Change in Control. With the exception of your Service terminating as a result of your death, none of the Award Shares will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee.
     3. Termination of Service. If your Service ceases for any reason other than death, all Award Shares that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation for no consideration. Upon the request of the Committee, you must deliver to the Company a stock power, endorsed in blank, with respect to any Award Shares that have been forfeited pursuant to this Agreement.
     4. Restrictions on Transfer.
          (a) Until an Award Share becomes vested and nonforfeitable, it may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be made subject to execution, attachment or similar process. Likewise, while nonvested and forfeitable, an Award Share shall not in any other manner be made subject to a hedge transaction or puts and calls. Notwithstanding the foregoing, after an Award Share becomes vested and nonforfeitable, it shall be subject to any restrictions on transfer imposed by law and any then-applicable stock ownership and retention guidelines for directors of the Company.

           (b) The Company shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement.
     5. Stock Certificates. You are reflected as the owner of record of the Award Shares as of the date of award on the Company’s books. The Company will retain the Award Shares in uncertificated book entry form until the Award Shares become vested and nonforfeitable. All regular cash dividends on the Award Shares held by the Company will be paid directly to you on the dividend payment date. As soon as practicable after vesting of the Award Shares, the Company will remove any notation of nontransferability of the shares on its books and, unless you request the Company to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form.
     6. Tax Election. The Company recommends that you seek independent tax advice from your own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended. Any such election, if made, must be made within 30 days of the date of award. You are solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to the Company.
     7. Adjustments for Corporate Transactions and Other Events.
          (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the Award Shares shall, without further action of the Committee, be adjusted to reflect such event. No fractional Award Shares will result from any such adjustments.
          (b) Binding Nature of Agreement. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by you in exchange for, or by virtue of your ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution, other reclassification of the T. Rowe Price Group common stock, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares.

     8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with the Company’s charter or bylaws.
     9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to the nonvested and forfeitable Award Shares, you are entitled to all rights of a stockholder of the Company, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares.
     10. The Company’s Rights. The existence of the Award Shares will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     12. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the Award Shares, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Award Shares awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Award Shares awarded hereunder shall be void and ineffective for all purposes.
     14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     17. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
          (a) “Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
          (b) “Award Shares” means the shares of T. Rowe Price Group common stock awarded to you as set forth on the Notice.
          (c) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Section 409A of the Internal Revenue Code of 1986, as amended:
               (i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
               (ii) A majority of the members of the Company’s Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or
               (iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
          (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc.
          (e) “Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
          (f) “Notice” means the Notice of Award of Restricted Stock and Restricted Stock Agreement which correlates with these Terms and sets forth the specifics of the applicable restricted stock award.
          (g) “Plan” means the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
          (h) “Service” means your service as a member of the Board of Directors of the Company.
          (i) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock to Non-Employee Directors.

          (j) “You”; “Your”. You means the recipient of the Award Shares as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Award Shares may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING AWARDS OF RESTRICTED STOCK UNITS
TO NON-EMPLOYEE DIRECTORS

     This Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units to Non-Employee Directors (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan (the “Plan”) are incorporated into your award of restricted stock units, the specifics of which are described on the “Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock units. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting. All of the restricted stock units are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the restricted stock units. So long as your Service is continuous from the date of award until the applicable date upon which vesting is to occur, the restricted stock units will vest in full and become nonforfeitable as of the close of business upon the earliest of the following: (a) one year after the date of award, (b) the day immediately prior to the annual meeting of stockholders of the Company at which members of the Board of Directors are to be elected that occurs in the next calendar year following the year in which the date of award occurs, (c) your death, or (d) immediately before and contingent upon the occurrence of a Change in Control. With the exception of your Service terminating as a result of your death, none of the restricted stock units will become vested or nonforfeitable after your Service ceases unless otherwise determined by the Committee.
     3. Termination of Service. If your Service ceases for any reason other than death, all restricted stock units that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation without payment of any consideration.
     4. Restrictions on Transfer. Restricted stock units may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, except by will or the laws of descent and distribution, and restricted stock units may not be made subject to execution, attachment or similar process or in any other manner be made subject to a hedge transaction or puts and calls.
     5. Dividend Equivalent Payments. On each dividend payment date for each cash dividend payable with respect to T. Rowe Price Group common stock, the Company will credit a bookkeeping account in your name with dividend equivalents in the form of additional, vested restricted stock units. The number of restricted stock units to be credited shall equal the quotient, rounded to three decimal places, determined by dividing (a) by (b), where (a) is the product of (i) the cash dividend payable per share of T. Rowe Price Group common stock, multiplied by (ii) the number of restricted stock units credited to your account as of the record date, and (b) is the Fair Market Value of a share of T. Rowe Price Group common stock on the dividend payment date. If your vested restricted stock units have been settled after the record date but prior to the dividend payment date, any restricted stock units that would be credited pursuant to the preceding sentence shall be settled on or as soon as practicable after the dividend payment date. Nothing herein shall preclude the Committee from exercising its discretion under the Plan to determine whether to eliminate fractional units or credit fractional units to accounts, and the manner in which fractional units will be credited.

     6. Settlement of Units. Except as provided below, your restricted stock units, to the extent vested, will be settled automatically, via the issuance of T. Rowe Price Group common stock as described herein, as soon as practicable, but in all events within 30 days, after your Termination Date. You are not required to make any monetary payment as a condition to settlement of the restricted stock units. The Company will issue to you, in settlement of your restricted stock units, the number of whole shares of T. Rowe Price Group common stock that equals the number of whole vested restricted stock units credited to your account under the Plan as of your Termination Date, and the vested restricted stock units will cease to be outstanding upon the issuance of those shares. Any vested fractional restricted stock units will be settled in cash. Upon issuance of the settlement shares, unless you request the Company to deliver a share certificate to you, or to deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form. Notwithstanding the foregoing, all restricted stock units credited to your account as of a Change in Control will be settled in shares or in cash at the discretion of the Board of Directors upon the Change in Control or as soon as practicable thereafter but in no event later than the close of the calendar year in which the Change in Control occurs.
     7. Adjustments for Corporate Transactions and Other Events.
          (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the number of outstanding restricted stock units shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional restricted stock units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
          (b) Merger, Consolidation and Other Events. If the Company shall be the surviving or resulting corporation in any merger or consolidation and the T. Rowe Price Group common stock shall be converted into or exchanged for other securities, the restricted stock units shall pertain to and apply to the securities to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled, in the same manner and to the same extent as the restricted stock units.

     8. Non-Guarantee of Directorship. Nothing in the Plan or this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain you as a member of the Board of Directors for any period of time or be construed as a limitation of the right of the stockholders to remove you from the Board of Directors in accordance with the Company’s charter or bylaws.
     9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to dividend equivalent payments, neither you nor any other person claiming through you shall have any rights with respect to any shares of T. Rowe Price Group common stock subject to the restricted stock units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.
     10. The Company’s Rights. The existence of the restricted stock units will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     12. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the restricted stock units, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the restricted stock units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the restricted stock units awarded hereunder shall be void and ineffective for all purposes.
     14. Amendment. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted stock units pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms or the 409A savings clause provisions of Section 18 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to make payments and issue shares of T. Rowe Price Group common stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the award of restricted stock units. Any cash payment due under this Agreement with respect to dividend equivalent payments under Section 5 hereof will be paid from the general assets of the Company and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of the Company.
     17. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     18. 409A Savings Clause. This Agreement and the restricted stock units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the restricted stock units shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Agreement or the restricted stock units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, to the extent possible it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The preceding provisions shall not be construed as a guarantee by the Company of any particular tax effect of the restricted stock units. Notwithstanding the provisions of Section 6 of these Terms, if you are a “specified employee” (as defined under Section 409A of the Code and determined in good faith by the Committee) when your Termination Date occurs and your restricted stock units are to be settled on account of the occurrence of such Termination Date, settlement of your restricted stock units will be made within 15 days after the end of the six-month period beginning on your Termination Date or, if earlier, within 15 days after the appointment of the personal representative or executor of your estate following your death.

     19. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
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GLOSSARY
          (a) “Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
          (b) “Change in Control” means the earliest to occur of any of the following events, construed in accordance with Code section 409A:
               (i) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, beneficial ownership of thirty-five percent or more of the total voting power of the Company’s then outstanding voting securities;
               (ii) A majority of the members of the Company’s Board of Directors is replaced during any twelve month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the Board who were members of the Board of Directors prior to the initiation of the replacement; or
               (iii) Any one person or more than one person acting as a group acquires, or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or group, assets of the Company that have a total gross fair market value of forty percent or more of the total gross fair market value of all of the assets of the Company immediately prior to the initiation of the acquisition.
          (c) “Code” means the Internal Revenue Code of 1986, as amended.
          (d) “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of T. Rowe Price Group, Inc.
          (e) “Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
          (f) “Fair Market Value” means, with respect to shares of T. Rowe Price Group common stock, as of any date:
          (i) if the principal market for shares of T. Rowe Price Group common stock (as determined by the Committee if shares of T. Rowe Price Group common stock are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of T. Rowe Price Group common stock for the regular market session on that date on the principal exchange or market on which shares of T. Rowe Price Group common stock are then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported;
          (ii) if the principal market for shares of T. Rowe Price Group common stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for shares of T. Rowe Price Group common stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or

          (iii) if shares of T. Rowe Price Group common stock are neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Committee in good faith.
          (g) “Notice” means the Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement which correlates with these Terms and sets forth the specifics of the applicable award of restricted stock units.
          (h) “Plan” means the T. Rowe Price Group, Inc. Amended and Restated 2007 Non-Employee Director Equity Plan.
          (i) “Service” means your service as a member of the Board of Directors of the Company.
          (j) “Termination Date” means the date on which you cease to serve as a member of the Board of Directors and have otherwise incurred a “separation from service” within the meaning of Section 409A of the Code.
          (k) “Terms” mean this Statement of Additional Terms and Conditions Regarding Awards of Restricted Stock Units to Non-Employee Directors.
          (l) “You”; “Your”. You means the recipient of the restricted stock units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the restricted stock units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
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